Fees Summary	Mar. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,166,660.00
Previously Paid Amount	2,382.22
Total Fee Amount	2,646.91
Total Offset Amount	0.00
Net Fee	$ 264.69